                                                                  EXHIBIT 10.36

                            WINK COMMUNICATIONS, INC.

                           WARRANT ISSUANCE AGREEMENT



        This Warrant Issuance Agreement is made and entered into as of November 30, 1998 between Wink Communications, Inc., a California corporation (the "Company"), and Vulcan Ventures Incorporated, a Washington corporation ("Vulcan").

        WHEREAS, the Company and Vulcan have entered into certain commercial agreements and relationships regarding the deployment of the Company's proprietary software and technology by cable television system operators affiliated with Vulcan; and

        WHEREAS, the Company desires to provide Vulcan with warrants to purchase Common Stock of the Company in recognition of Vulcan's activities in bringing about such deployments.

        NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

        1.     DEFINITIONS.

               1.1 "Charter" shall mean Charter Communications, Inc., a Delaware corporation.

               1.2 "Common Stock" shall mean the Common Stock of the Company, par value $0.001 per share, or any class or series of stock issued by the Company in substitution therefor.

               1.3 "Deployment of a Wink Engine" shall mean the completion of all steps necessary to install and make operational Wink's end-to-end system, including an analog or digital set-top device containing a Wink Engine, such that the device is capable of receiving enhanced broadcasting (i.e., interactive applications integrated with video originated by a broadcaster, content provider, advertiser or cable programming network) from national and local broadcasters, advertisers and cable programming services in the Vertical Blanking Interval (VBI) or MPEG data stream of the video signal.

               1.4 "Household" shall mean the residence of one or more persons. For purposes of this Agreement, a Household shall be counted only once regardless of the number of persons or deployed Wink Engines in that Household.

               1.5 "Recapitalization" shall mean any stock split, reverse split, stock dividend, recapitalization or the like with respect to the Common Stock.

               1.6 "Rights Agreements" shall mean the Third Amended and Restated Investor Rights Agreement dated as of June 18, 1997, as amended through the date hereof, and the Third Amended and Registered Founders' Co-Sale Agreement dated as of June 18, 1997, as amended through the date hereof, each among the Company, Vulcan and certain other investors in the Company.

               1.7 "Shares" shall mean the shares of Common Stock issuable upon exercise of either Warrant.

               1.8 "Vulcan Cable Operator" shall mean Charter or any other cable television system operator which is affiliated with Vulcan or which Vulcan controls or has the right to acquire control of (other than a system which has already deployed Wink Engines or has committed to deploy Wink Engines prior to December 31, 2000). For purposes of this Agreement, "control" shall have the meaning ascribed to it under the Federal securities laws, and a cable television operator shall be deemed to be "affiliated" with Vulcan so long as Paul G. Allen controls or has the right to acquire control it.

               1.9 "Warrants" shall mean the warrants to purchase Common Stock issued pursuant to Section 2.1 hereof.

               1.10 "Wink Engine" shall mean the analog or digital software in the cable set-top device that decodes Interactive Communicating Application Protocol (ICAP) applications that Wink supplies to run and operate its enhanced broadcasting product.

        2.     ISSUANCE OF WARRANTS.

               In consideration for the mutual agreements and promises contained herein, the Company agrees to issue to Vulcan two Warrants to purchase up to 250,000 shares of Common Stock in the aggregate. The numbers of shares subject to each Warrant, and the exercisability and other terms and conditions thereof, are as set forth in the forms of Warrants attached hereto as Exhibits A and B. Until such time as the actual numbers of Shares subject to each Warrants have been determined, Vulcan shall be entitled to such rights, and be subject to such obligations, as are set forth in the Rights Agreements with respect to 250,000 shares of Common Stock, as if the Warrants were then exercisable for such amount. Once the actual numbers of Shares, if any, subject to each Warrant have been determined, Vulcan shall be entitled to such rights, and be subject to such obligations, as are set forth in the Rights Agreements with respect to such actual numbers of Shares.

        3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

               The Company represents and warrants to Vulcan as follows:

               3.1 The Company is a corporation duly organized and existing under, and by virtue of, the laws of the State of California and is in good standing under such laws. The Company has requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as currently conducted.

               3.2 The Company has all requisite legal and corporate power and authority to execute and deliver this Agreement and the Rights Agreements, to issue the Warrants, to issue the Shares upon the exercise of the Warrants and to carry out and perform its obligations under the terms of this Agreement and the Rights Agreement.

               3.3 All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement and the Rights Agreements by the Company, the authorization, issuance and delivery of the Warrants (and the Shares issuable upon exercise of the Warrants) and the performance of the Company's obligations hereunder and thereunder has been taken prior to the date hereof. This Agreement, the Warrants and the Rights Agreements constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as the indemnification provisions of the Rights Agreements may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The Warrants have been validly issued and have the rights, preferences and privileges described in the forms of Warrants attached hereto; the Shares issuable upon exercise of the Warrants have been duly and validly reserved and, when issued in compliance with the provisions of this Agreement and the Warrants, will be validly issued, fully paid and non-assessable; and the Warrants are, and when issued as above such Shares will be, free of any liens or encumbrances, other than any liens or encumbrances created by Vulcan; provided, however, that the Warrants (and the Shares issuable upon exercise thereof) may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or in the Rights Agreements. The Warrants (and the Shares issuable upon exercise thereof) are not subject to any preemptive rights or rights of first refusal or similar rights which have not been waived.

               3.4 The Company is not in violation of any term of its Articles of Incorporation or Bylaws, or in violation, in any material respect, of any term or provision of any mortgage, note, indenture, contract, agreement, instrument, judgment or decree, and, to the best of its knowledge, is not in violation of any order, statute, rule or regulation applicable to the Company where such violation would materially and adversely affect the Company. The execution, delivery, performance of, and compliance with this Agreement and the issuance of the Warrants (and the Common Stock issuable upon exercise of the Warrants) have not resulted and will not result in any violation of the Company's Articles of Incorporation or Bylaws or any material violation of, or conflict with, or constitute a material default under, any of its agreements, nor result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company.

        4.     INVESTMENT REPRESENTATIONS.

               Vulcan represents and warrants to the Company as follows:

               4.1 Vulcan is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Warrants. Vulcan is acquiring the Warrants, and will acquire the Shares, for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" for purposes of the Securities Act of 1933, as amended (the "Act"), except as provided in Section 4.

               4.2 Vulcan understands that the Warrants and the Shares have not been registered under the Act in reliance upon a specific exemption, which exemption depends upon, among other things, the bona fide nature of its investment intent as expressed herein. In this connection, Vulcan understands that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if its representation was predicated solely upon a present intention to hold the Warrants or the Shares for a period of one year or any other fixed period in the future.

               4.3 Vulcan further understands that the Warrants and the Shares must be held indefinitely and are not fully transferable unless subsequently registered under the Act or unless an exemption from registration is otherwise available. Moreover, Vulcan understands that, except as set forth in the Rights Agreement, the Company is under no obligation to register the Warrants or the Shares. In addition, the Purchaser understands that the Warrants and the Shares will be imprinted with a legend which prohibits the transfer of the Warrants or the Shares unless they are registered or such registration is not required under the Act in the opinion of counsel reasonably satisfactory to the Company.

               4.4 Vulcan is aware of the provisions of Rule 144, promulgated under the Act, which in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer (or from an affiliate of the issuer), in a non-public offering subject to the satisfaction of certain conditions, including, in case Vulcan has held the securities less than two years or is an affiliate of the Company: (1) the resale occurring not less than one year after the party has purchased and paid for the securities to be sold; (2) the availability of certain public information about the Company;
(3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said terms are defined under the Securities Exchange Act of 1934); (4) the amount of securities being sold during any three-month period not exceeding certain specified limitations and (5) the filing of a Notice of Sale on Form 144 as appropriate.

               4.5 Vulcan further understands that at the time it wishes to sell the Warrants or the Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, Vulcan would be precluded from selling the Warrants or Shares under Rule 144 unless (1) a one-year minimum holding period had been satisfied and (2) it was not at the time of sale nor at any time during the three-month period prior to such sale an affiliate (as defined under the Act) of the Company.

               4.6 Vulcan further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Act, compliance with Regulation A or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 may have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and their respective brokers who participate in such transaction do so at their own risk.

        5.     LEGENDS.

               5.1 Each Warrant shall be endorsed with the following legend (in addition to any legend required by applicable state securities laws):

               THIS WARRANT AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED UPON THE EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER OR PLEDGE IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.

               5.2 Each certificate representing Shares shall be endorsed with the following legend (in addition to any legend required by applicable state securities laws):

               THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER OR PLEDGE IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.

               5.3 Subject to Section 5.4, the Company need not register a transfer of any Warrant or any of the Shares unless the conditions specified in the foregoing legends are satisfied. The Company may also instruct its transfer agent not to register the transfer of any Warrant or any of the Shares unless such conditions are satisfied.

               5.4 The legend relating to the Act endorsed on the Warrants or a stock certificate representing the Shares pursuant to this Section 5 and the stop transfer instructions with respect to the Warrants or the Shares represented by such certificate shall be removed and the Company shall issue a new Warrant or certificate, as applicable, without such legend to the holder of the Warrant or such Shares if the transfer of such Shares is registered under the Act and a prospectus meeting the requirements of Section 10 of the Act is available, or if such holder provides to the Company an opinion of counsel for such holder of the Warrant or the Shares reasonably satisfactory to the Company or a no-action letter or interpretive opinion of the staff of the SEC to the effect that a public sale, transfer or assignment of such Shares may be made without registration and without compliance with any restriction such as Rule 144.

        6.     ASSIGNMENT.

               This Agreement shall bind and benefit the respective parties to this Agreement and their successors and assigns; provided that Vulcan shall not be entitled to assign the right to purchase any Shares under either Warrant until such Warrant has been issued, other than to an entity directly or indirectly controlled by Paul G. Allen, or in which Mr. Allen has an equity investment of not less than $100 million in value.

        7.     GENERAL.

               7.1 All notices and other communications required or permitted hereunder shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, overnight delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed:

                      (a)    if to Vulcan, at:

                             Vulcan Ventures Incorporated
                             110 110th Avenue, N.E.
                             Suite 550
                             Bellevue, WA  98004
                             Attention:  William D. Savoy

or at such other address as Vulcan furnishes in writing to the Company, or

                      (b)    if to the Company, at:

                             Wink Communications, Inc.
                             1001 Marina Village Parkway
                             Alameda, California  94501
                             Attention:  Maggie Wilderotter

or at such other address as the Company shall have furnished to Vulcan in writing.

               7.2 This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

               7.3 The waiver of one breach or default shall not constitute the waiver of any subsequent breach or default. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

               7.4 Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a writing signed by all parties hereto.

               7.5 This Agreement, together with the Warrants and the Rights Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subject matter of this Agreement.

               7.6 This Agreement may be signed in one or more counterparts, each of which shall be an original, and all of which together shall be deemed to constitute one instrument.

               7.7 The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

               7.8 THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION, IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY
SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.



                  [Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date set forth at the beginning of this Agreement.



WINK COMMUNICATIONS, INC.                      VULCAN VENTURES INCORPORATED



By: /s/ Paritosh K. Choksi                    By:  /s/ William Savoy
   -------------------------------                ------------------------------

Title: CFO                                     Title:  Vice President
      ----------------------------                    --------------------------

Dated:                                         Date:   November 30, 1998
      ----------------------------                   ---------------------------


                                                      Warrant Issuance Agreement

                                    EXHIBIT A

                          COMMON STOCK PURCHASE WARRANT


THIS WARRANT AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED UPON THE EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER OR PLEDGE IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.


                                                     VOID AFTER JANUARY 31, 2004


                            WINK COMMUNICATIONS, INC.

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

        THIS CERTIFIES THAT, for value received, Vulcan Ventures Incorporated (the "HOLDER") is entitled to subscribe for and purchase such number (as adjusted pursuant to Section 4 hereof) of shares of fully paid and non-assessable Common Stock (the "SHARES") of Wink Communications, Inc., a California corporation (the "COMPANY") as is determined pursuant to Section 1 hereof, at the price of $12.00 per share (the "EXERCISE PRICE") (as adjusted pursuant to Section 4 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth.

        1.     Number of Shares Subject to Warrant.

               (a) Number of Shares Calculation. The number of shares for which this Warrant may be exercised shall be equal to (i) the number of Households in which Vulcan Cable Operators deploy a Wink Engine during calendar 1999 and in which such Wink Engine remains deployed for at least one year after the date of deployment, divided by (ii) five (5) (subject to appropriate adjustment pursuant to Section 4 hereof); provided, however, that in no event shall the number of Shares subject to this Warrant exceed 250,000.

               (b) Report on Deployments. In order to enable the calculation set forth in Section 1(a) to be made, Vulcan shall deliver to the Company on January 5, 2001 a report setting forth the number of Households in which Vulcan Cable Operators deployed a Wink Engine during calendar 1999 and in which such Wink Engine remained deployed for at least one year after the date of deployment. The Company shall have until January 31, 2001 to examine such report and make inquiry as to its accuracy, after which time (absent any open issues or manifest error) the report shall be deemed to be accurate.

        2.     Exercise; Payment.

               (a) Time of Exercise. This Warrant shall become exercisable on the later of (i) February 1, 2001, and (ii) sixteen (16) days after Vulcan has delivered to the Company a report (which report the Company will have fifteen
(15) days to examine and make inquiry as to its accuracy, after which time (absent any open issues or manifest error) such report shall be deemed to be accurate) demonstrating that the number of Households in which Vulcan Cable Operators have deployed a Wink Engine since January 1, 1999 equals or exceeds 200,000. Notwithstanding the foregoing, if this Warrant has not become exercisable pursuant to the foregoing sentence by January 16, 2002, then this Warrant shall terminate and no shares may be purchased hereunder.

               (b) Method of Exercise.

                        (i) Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Attachment 1 duly executed) at the principal office of the Company, and by the payment to the Company, by certified, cashier's or other check acceptable to the Company, of an amount equal to the aggregate Exercise Price of the Shares being purchased.

                        (ii) Net Issue Exercise. In lieu of exercising this Warrant for cash, the Holder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of shares of the Company's Common Stock computed using the following formula:


               X = Y (A-B)
                   -------
                       A


Where   X = the number of Shares to be issued to the Holder.

        Y = the number of Shares purchasable under this Warrant.

        A = the fair market value of one share of the Company's Common Stock.

        B = the Exercise Price (as adjusted to the date of such calculation).

                        (iii) Fair Market Value. For purposes of this Section 2, the fair market value of the Company's Common Stock shall mean:

                                (A) The closing ask price of the Company's
Common Stock quoted in the NASDAQ Over-the-Counter Market Summary or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the ten trading days prior to the date of determination of fair market value (provided, however, if this Warrant is exercised in connection with the Company's initial offering of its securities to the public, the fair market value shall be deemed to be the gross price to the public per share in such offering);

                                (B) If the Company's Common Stock is not traded
Over-the-Counter or on an exchange, the per share fair market value of the Common Stock shall be the fair market value price per share as determined in good faith by the Company's Board of Directors.

               (c) Stock Certificates. Any exercise of this Warrant shall be deemed to have occurred immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

        3. Stock Fully Paid; Reservation of Shares. All of the Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

        4. Adjustment of Exercise Price and Number of Shares. Subject to the provisions of Section 12 hereof, the number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

               (a) Reclassification, Consolidation or Merger. In case of any reclassification or change of the Common Stock (other than a change in par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation as the case may be, shall in connection with such transaction execute a new Warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant, and procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, sale of all or substantially all of the Company's assets or merger by a holder of an equivalent number of shares of Common Stock. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this subsection (a), subject to Section 12 hereof, shall similarly apply to successive reclassifications, changes, consolidations, mergers, transfers and the sale of all or substantially all of the Company's assets.

               (b) Stock Splits, Dividends and Combinations. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock or shall issue a stock dividend on its outstanding shares of Common Stock the number of Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock the number of Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

        5. Notice of Adjustments. Whenever the number of Shares purchasable hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 4 hereof, the Company shall provide notice by first class mail to the holder of this Warrant setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number of Shares which may be purchased and the Exercise Price therefor after giving effect to such adjustment.

        6. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of such fractional shares the Company shall make a cash payment therefor based upon the Exercise Price then in effect.

        7. Representations of the Company. The Company represents that all corporate actions on the part of the Company, its officers, directors and shareholders necessary for the sale and issuance of the Shares pursuant hereto and the performance of the Company's obligations hereunder were taken prior to and are effective as of the effective date of this Warrant.

        8. Representations and Warranties by the Holder. The Holder represents and warrants to the Company as follows:

               (a) This Warrant and the Shares issuable upon exercise thereof are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "ACT"). Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

               (b) The Holder understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration. The Holder further understands that the Shares have not been qualified under the California Securities Law of 1968 (the "CALIFORNIA LAW") by reason of their issuance in a transaction exempt from the qualification requirements of the California Law pursuant to Section 25102(f) thereof, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent expressed above.

               (c) The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

               (d) The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

        9. Restrictive Legend.

               The Shares issuable upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER OR PLEDGE IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.

In addition, the Shares issuable upon exercise of this Warrant shall be stamped or imprinted with all legends required by the Third Amended and Restated Investor Rights Agreement dated as of June 18, 1997, as amended through the date of such exercise.

        10. Restrictions Upon Transfer and Removal of Legend.

               (a) The Company need not register a transfer of Shares bearing the restrictive legend set forth in Section 9 hereof, unless the conditions specified in such legend are satisfied. The

Company may also instruct its transfer agent not to register the transfer of the Shares, unless one of the conditions specified in the legend referred to in
Section 9 hereof is satisfied.

               (b) Notwithstanding the provisions of paragraph (a) above, no opinion of counsel or "no-action" letter shall be necessary for a transfer without consideration by any holder (i) to an affiliate of the holder, (ii) if such holder is a partnership, to a partner or retired partner of such partnership who retires after the date hereof or to the estate of any such partner or retired partner, (iii) if such holder is a corporation, to a shareholder of such corporation, or to any other corporation under common control, direct or indirect, with such holder, or (iv) by gift, will or intestate succession of any individual holder or individual partner of a holder, in whole or in part, to his spouse or siblings, or to the lineal descendants or ancestors of such holder or his spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if such transferee were the original holder hereunder.

               (c) In order to effect any transfer of all or a portion of this Warrant or the Shares, the transferor shall deliver a completed and duly executed Notice of Transfer (attached hereto as Attachment 3).

        11. Rights of Shareholders. No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

        12. Expiration of Warrant. This Warrant shall expire and shall no longer be exercisable (to the extent, if at all, it has been come exercisable prior to such expiration) upon the earlier to occur of:

               (a) 5:00 p.m., California local time, on January 16, 2002, if the Warrant has not become exercisable on or prior to such date;

               (b) 5:00 p.m., California local time, on January 31, 2004;

               (c) The closing of a merger or consolidation of the Company into a third party pursuant to which the Company's shareholders immediately prior to such merger or consolidation own less than fifty percent (50%) of the outstanding voting securities of the surviving entity; or

               (d) The closing of a sale of all or substantially all of the assets of the Company.

        13. Notices, Etc. All notices and other communications from the Company to the Holder shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder.



                  [Remainder of page intentionally left blank]

        14. Governing Law, Headings. This Warrant is being delivered in the State of California and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

        Issued this ____ day of ____________________.



                             WINK COMMUNICATIONS, INC.



                             By: /s/ Maggie Wilderotter
                                 -------------------------------------
                                 Maggie Wilderotter
                                 Chief Executive Officer and President

                                 ATTACHMENT A-1

                               NOTICE OF EXERCISE


TO:     WINK COMMUNICATIONS, INC.
        1001 Marina Village Parkway
        Alameda, CA  94501
        Attention:  President

        1. The undersigned hereby elects to purchase __________ shares of Common Stock of WINK COMMUNICATIONS, INC. pursuant to the terms of the attached Warrant.

        2. Method of Exercise (Please mark the applicable blank):

               ___ The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

               ___ The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 2(b)(ii) of the Warrant.

        3. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                                ---------------------------------
                                            (Name)

                                ---------------------------------

                                ---------------------------------
                                           (Address)

        4. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in Section 8 of the attached Warrant are true and correct as of the date hereof. In support thereof, the undersigned hereby delivers an Investment Representation Statement in a form substantially similar to the form attached to the Warrant as Attachment 2.


                                           -------------------------------------
                                                         (Signature)

-------------------                        Title:
      (Date)                                      ------------------------------

                                 ATTACHMENT A-2

                       INVESTMENT REPRESENTATION STATEMENT



PURCHASER  :          _________________________

SELLER                 :     WINK COMMUNICATIONS, INC.

ISSUER                 :     WINK COMMUNICATIONS, INC.

SECURITY               :     COMMON STOCK ISSUED UPON EXERCISE OF THE STOCK
                             PURCHASE WARRANT ISSUED ON NOVEMBER 30, 1998

AMOUNT                 :     __________ SHARES

DATE                   :     ______________

In connection with the purchase of the above-listed Securities, the Purchaser represents to the Seller and to the Company the following:

        (a) Purchaser is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Purchaser is purchasing these Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

        (b) Purchaser understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of its investment intent as expressed herein. In this connection, Purchaser understands that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if its representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

        (c) Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, Purchaser understands that the Company is under no obligation to register the Securities. In addition, Purchaser understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

        (d) Purchaser is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. In particular, the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities not less than two years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

        (e) Purchaser agrees, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by the undersigned (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) Purchaser further agrees to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering.

        (f) Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.



                           PURCHASER



                           By:
                                ------------------------------------

                           Title:
                                  ----------------------------------

                           Date:
                                ------------------------------------

                                 ATTACHMENT A-3

                               NOTICE OF TRANSFER
                  (To be signed only upon transfer of Warrant)



        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________ the right represented by the attached Warrant to purchase ____________* shares of Common Stock of WINK COMMUNICATIONS INC., to which the attached Warrant relates, and appoints ______________ Attorney to transfer such right on the books of WINK COMMUNICATIONS, INC., with full power of substitution in the premises.

        Dated:
              ---------------------


                                      ------------------------------------------


                                      By:
                                         ---------------------------------------
                                      (Signature must conform in all respects to
                                      name of Holder as specified on the face of
                                      the Warrant)



                                      ------------------------------------------
                                                    (Address)



Signed in the presence of:


-----------------------------

* Insert here the number of shares without making any adjustment for additional shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

                                    EXHIBIT B

                          COMMON STOCK PURCHASE WARRANT


THIS WARRANT AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED UPON THE EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER OR PLEDGE IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.


                                                     VOID AFTER JANUARY 31, 2005


                            WINK COMMUNICATIONS, INC.

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK


                                   ----------

        THIS CERTIFIES THAT, for value received, Vulcan Ventures Incorporated (the "HOLDER") is entitled to subscribe for and purchase such number (as adjusted pursuant to Section 4 hereof) of shares of fully paid and non-assessable Common Stock (the "SHARES") of Wink Communications, Inc., a California corporation (the "COMPANY") as is determined pursuant to Section 1 hereof, at the price of $16.00 per share (the "EXERCISE PRICE") (as adjusted pursuant to Section 4 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth.

        1. Number of Shares Subject to Warrant.

               (a) Number of Shares Calculation. The number of shares for which this Warrant may be exercised shall be equal to (i) the number of Households in which Vulcan Cable Operators deploy a Wink Engine during calendar 2000 and in which such Wink Engine remains deployed for at least one year after the date of deployment, divided by (ii) five (5) (subject to appropriate adjustment pursuant to Section 4 hereof); provided, however, that in no event shall the number of Shares subject to this Warrant exceed 250,000 less the number of Shares subject to the other warrant issued pursuant to the Warrant Issuance Agreement dated as of November 30, 1998.

               (b) Report on Deployments. In order to enable the calculation set forth in Section 1(a) to be made, Vulcan shall deliver to the Company on January 15, 2002 a report setting forth the number of Households in which Vulcan Cable Operators deployed a Wink Engine during calendar 2000 and in which such Wink Engine remained deployed for at least one year after the date of deployment. The Company shall have until January 31, 2002 to examine such report and make inquiry as to its accuracy, after which time (absent any open issues or manifest error) the report shall be deemed to be accurate.

        2.     Exercise; Payment.

               (a) Time of Exercise. This Warrant shall become exercisable on February 1, 2002; provided, however, that if, on or prior to December 31, 2001, Vulcan has not delivered to the Company a report (which report the Company will have fifteen (15) days to examine and make inquiry as to its accuracy, after which time (absent any open issues or manifest error) such report shall be deemed to be accurate) demonstrating that the number of Households in which Vulcan Cable Operators have deployed a Wink Engine since January 1, 1999 equals or exceeds 200,000, then this Warrant shall terminate and no shares may be purchased hereunder.

               (b) Method of Exercise.

                        (i) Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Attachment 1 duly executed) at the principal office of the Company, and by the payment to the Company, by certified, cashier's or other check acceptable to the Company, of an amount equal to the aggregate Exercise Price of the Shares being purchased.

                        (ii) Net Issue Exercise. In lieu of exercising this Warrant for cash, the Holder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of shares of the Company's Common Stock computed using the following formula:


               X = Y(A-B)
                   ------
                      A


Where   X = the number of Shares to be issued to the Holder.

        Y = the number of Shares purchasable under this Warrant.

        A = the fair market value of one share of the Company's Common Stock.

        B = the Exercise Price (as adjusted to the date of such calculation)

                        (iii) Fair Market Value. For purposes of this Section 2, the fair market value of the Company's Common Stock shall mean:

                                (A) The closing ask price of the Company's
Common Stock quoted in the NASDAQ Over-the-Counter Market Summary or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the ten trading days prior to the date of determination of fair market value (provided, however, if this Warrant is exercised in connection with the Company's initial offering of its securities to the public, the fair market value shall be deemed to be the gross price to the public per share in such offering);

                                (B) If the Company's Common Stock is not traded
Over-the-Counter or on an exchange, the per share fair market value of the Common Stock shall be the fair market value price per share as determined in good faith by the Company's Board of Directors.

               (c) Stock Certificates. Any exercise of this Warrant shall be deemed to have occurred immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

        3. Stock Fully Paid; Reservation of Shares. All of the Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

        4. Adjustment of Exercise Price and Number of Shares. Subject to the provisions of Section 12 hereof, the number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

               (a) Reclassification, Consolidation or Merger. In case of any reclassification or change of the Common Stock (other than a change in par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation as the case may be, shall in connection with such transaction execute a new Warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant, and procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, sale of all or substantially all of the Company's assets or merger by a holder of an equivalent number of shares of Common Stock. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this subsection (a), subject to Section 12 hereof, shall similarly apply to successive reclassifications, changes, consolidations, mergers, transfers and the sale of all or substantially all of the Company's assets.

               (b) Stock Splits, Dividends and Combinations. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock or shall issue a stock dividend on its outstanding shares of Common Stock the number of Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock the number of Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

        5. Notice of Adjustments. Whenever the number of Shares purchasable hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 4 hereof, the Company shall provide notice by first class mail to the holder of this Warrant setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number of Shares which may be purchased and the Exercise Price therefor after giving effect to such adjustment.

        6. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of such fractional shares the Company shall make a cash payment therefor based upon the Exercise Price then in effect.

        7. Representations of the Company. The Company represents that all corporate actions on the part of the Company, its officers, directors and shareholders necessary for the sale and issuance of the Shares pursuant hereto and the performance of the Company's obligations hereunder were taken prior to and are effective as of the effective date of this Warrant.

        8. Representations and Warranties by the Holder. The Holder represents and warrants to the Company as follows:

               (a) This Warrant and the Shares issuable upon exercise thereof are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "ACT"). Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

               (b) The Holder understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration. The Holder further understands that the Shares have not been qualified under the California Securities Law of 1968 (the "CALIFORNIA Law") by reason of their issuance in a transaction exempt from the qualification requirements of the California Law pursuant to Section 25102(f) thereof, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent expressed above.

               (c) The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

               (d) The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

        9.     Restrictive Legend.

               The Shares issuable upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:


               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER OR PLEDGE IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS UNLESS SOLD PURSUANT TO RULE 44 OF THE ACT.


In addition, the Shares issuable upon exercise of this Warrant shall be stamped or imprinted with all legends required by the Third Amended and Restated Investor Rights Agreement dated as of June 18, 1997, as amended through the date of such exercise.

        10. Restrictions Upon Transfer and Removal of Legend.

               (a) The Company need not register a transfer of Shares bearing the restrictive legend set forth in Section 9 hereof, unless the conditions specified in such legend are satisfied. The

Company may also instruct its transfer agent not to register the transfer of the Shares, unless one of the conditions specified in the legend referred to in
Section 9 hereof is satisfied.

               (b) Notwithstanding the provisions of paragraph (a) above, no opinion of counsel or "no-action" letter shall be necessary for a transfer without consideration by any holder (i) to an affiliate of the holder, (ii) if such holder is a partnership, to a partner or retired partner of such partnership who retires after the date hereof or to the estate of any such partner or retired partner, (iii) if such holder is a corporation, to a shareholder of such corporation, or to any other corporation under common control, direct or indirect, with such holder, or (iv) by gift, will or intestate succession of any individual holder or individual partner of a holder, in whole or in part, to his spouse or siblings, or to the lineal descendants or ancestors of such holder or his spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if such transferee were the original holder hereunder.

               (c) In order to effect any transfer of all or a portion of this Warrant or the Shares, the transferor shall deliver a completed and duly executed Notice of Transfer (attached hereto as Attachment 3).

        11. Rights of Shareholders. No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

        12. Expiration of Warrant. This Warrant shall expire and shall no longer be exercisable (to the extent, if at all, it has been come exercisable prior to such expiration) upon the earlier to occur of:

               (a) 5:00 p.m., California local time, on January 16, 2002, if the condition set forth in Section 2(a) has not been satisfied as of December 31, 2001;

               (b) 5:00 p.m., California local time, on January 31, 2005;

               (c) The closing of a merger or consolidation of the Company into a third party pursuant to which the Company's shareholders immediately prior to such merger or consolidation own less than fifty percent (50%) of the outstanding voting securities of the surviving entity; or

               (d) The closing of a sale of all or substantially all of the assets of the Company.

        13. Notices, Etc. All notices and other communications from the Company to the Holder shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder.

                  [Remainder of page intentionally left blank]

        14. Governing Law, Headings. This Warrant is being delivered in the State of California and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

        Issued this ____ day of ____________________.



                                     WINK COMMUNICATIONS, INC.



                                     By: /s/ Maggie Wilderotter
                                         -----------------------------------
                                         Maggie Wilderotter
                                         Chief Executive Officer and President

                                 ATTACHMENT B-1

                               NOTICE OF EXERCISE


TO:     WINK COMMUNICATIONS, INC.
        1001 Marina Village Parkway
        Alameda, CA  94501
        Attention:  President

        1. The undersigned hereby elects to purchase __________ shares of Common Stock of WINK COMMUNICATIONS, INC. pursuant to the terms of the attached Warrant.

        2. Method of Exercise (Please mark the applicable blank):

               ___ The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

               ___ The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 2(b)(ii) of the Warrant.

        3. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                                ---------------------------------
                                              (Name)

                                ---------------------------------

                                ---------------------------------
                                             (Address)

        4. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in Section 8 of the attached Warrant are true and correct as of the date hereof. In support thereof, the undersigned hereby delivers an Investment Representation Statement in a form substantially similar to the form attached to the Warrant as Attachment 2.


                                      ------------------------------------------
                                                     (Signature)

-----------------------------------   Title:
               (Date)                       ------------------------------------

                                 ATTACHMENT B-2

                       INVESTMENT REPRESENTATION STATEMENT



PURCHASER    :   _________________________

SELLER       :   WINK COMMUNICATIONS, INC.

ISSUER       :   WINK COMMUNICATIONS, INC.

SECURITY     :   COMMON STOCK ISSUED UPON EXERCISE OF THE STOCK PURCHASE WARRANT
                 ISSUED ON NOVEMBER 30, 1998

AMOUNT       :   __________ SHARES

DATE         :   ______________

In connection with the purchase of the above-listed Securities, the Purchaser represents to the Seller and to the Company the following:

        (a) Purchaser is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Purchaser is purchasing these Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

        (b) Purchaser understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of its investment intent as expressed herein. In this connection, Purchaser understands that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if its representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

        (c) Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, Purchaser understands that the Company is under no obligation to register the Securities. In addition, Purchaser understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

        (d) Purchaser is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. In particular, the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities not less than two years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

        (e) Purchaser agrees, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by the undersigned (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) Purchaser further agrees to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering.

        (f) Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.



                                     PURCHASER



                                     By:
                                         ---------------------------------------
                                     Title:
                                            ------------------------------------
                                     Date:
                                           -------------------------------------

                                 ATTACHMENT B-3

                               NOTICE OF TRANSFER
                  (To be signed only upon transfer of Warrant)



        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________ the right represented by the attached Warrant to purchase ____________* shares of Common Stock of WINK COMMUNICATIONS INC., to which the attached Warrant relates, and appoints ______________ Attorney to transfer such right on the books of WINK COMMUNICATIONS, INC., with full power of substitution in the premises.

        Dated:
              -----------------------


                                     ------------------------------------------


                                     By:
                                        ---------------------------------------
                                     (Signature must conform in all respects to
                                     name of Holder as specified on the face of
                                     the Warrant)



                                     -------------------------------------------
                                                      (Address)



Signed in the presence of:


-----------------------------

* Insert here the number of shares without making any adjustment for additional shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.